Exhibit 10.36

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE- 041

OWNER: Sabine Pass LNG, L.P.	DATE OF CHANGE ORDER: January 2, 2007

CONTRACTOR: Bechtel Corporation	Tank Subcontract Material Adjustment and Owner required approvals

DATE OF AGREEMENT: December 18, 2004

The Agreement between the Parties listed above is changed as follows:

1) Tank Subcontract Materials Adjustment

The Contract Price is subject to an upward adjustment by Change Order to account for changes in the commodity pricing of certain materials used in the Tanks pursuant to Article 7.1(E) and Section 3 of Attachment EE of the Agreement. The attachments referenced below reflect the Tank Subcontract Materials Adjustments for the period April of 2006 through September of 2006. The schedule of material escalation payments is attached. The total upward adjustment represented by this Change Order is $10,801,210.

ATTACHMENTS:

A.	Detail Estimate Scope Trend (Trend #: T-1054)

B.	Payment Milestone Schedule

C.	Schedule Of Material Escalation Payments Through September 2006

2) Effective immediately, approval of Change Orders via Schedule D-1 and D-2 of the EPC Agreement require the signatures of Messrs. Charif Souki (except as further provided in the next sentence) and Stan Horton, in addition to the designated Owner Representative, Ed Lehotsky. Mr. Horton is authorized to sign Change Orders on behalf of Mr. Souki during Mr. Souki’s absence. This requirement will not apply to any other correspondence under the EPC Agreement. Mr. Keith Meyer’s approval is no longer required.

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE- 041

OWNER: Sabine Pass LNG, L.P.	DATE OF CHANGE ORDER: January 2, 2007

CONTRACTOR: Bechtel Corporation	Tank Subcontract Materials Adjustment and Owner required approvals

DATE OF AGREEMENT: December 18, 2004

Adjustment to Contract Price

The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (#SP/BE-002 to 0028, 0031, 0033 to 0035) (#SP/BE-0038 to 0040)	$108,638,273
The Contract Price prior to this Change Order was	$755,574,273
The Contract Price will be increased by this Change Order in the amount of	$10,801,210
The new Contract Price including this Change Order will be	$766,375,483

Adjustment to dates in Project Schedule

The following dates are modified:

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is April 3 2008 (1,095 Days following the NTP)

The Guaranteed Substantial Completion Date will be unchanged December 20, 2008.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is 1355 days following NTP.

Adjustment to other Changed Criteria: Not Applicable

Adjustment to Payment Schedule: See attached “Payment Milestones – Tank Subcontract Materials Adjustment”

Adjustment to Minimum Acceptance Criteria: No Change

Adjustment to Performance Guarantees: No Change

Adjustment to Design Basis: No Change

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: No Change

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE- 041

OWNER: Sabine Pass LNG, L.P.	DATE OF CHANGE ORDER: January 2, 2007

CONTRACTOR: Bechtel Corporation	Tank Subcontract Materials Adjustment and Owner required approvals

DATE OF AGREEMENT: December 18, 2004

/s/ Stan Horton	/s/ C. Asok Kumar
* Charif Souki	Contractor
Chairman	C. Asok Kumar
Name

Project Director
Title

1-5-07	1/17/07
Date of Signing	Date of Signing

/s/ Stan Horton
* Stan Horton
President & COO Cheniere Energy

1-5-07
Date of Signing

/s/ Ed Lehotsky
* Ed Lehotsky
Owner Representative

1/4/07
Date of Signing

* Required Owner signature - Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.